UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2006

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

Dividend Announcement

SL Green Realty Corp. reported that its Board of Directors has declared a dividend of $0.60 per common share for the quarter ending June 30, 2006. The dividend is payable July 14, 2006 to shareholders of record on the close of business on June 30, 2006.

The Company’s Board of Directors also declared dividends on the Company’s Series C and D Preferred Stock for the period April 15, 2006 through and including July 14, 2006, of $0.4766 and $0.4922 per share, respectively. Dividends are payable July 14, 2006 to shareholders of record on the close of business on June 30, 2006. Distributions reflect the regular quarterly distributions, which are the equivalent of an annualized distribution of $1.90625 and $1.96875, respectively.

Item 9.01.         Financial Statements and Exhibits

99.1	Press release for dividend announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

	By:	/S/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer
Date: June 16, 2006